UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2012, Patheon Inc. (the “Company”) announced that Mark J. Kontny, Ph.D., President, Global Pharmaceutical Development Services and Chief Scientific Officer, is no longer employed by the Company, effective as of this date.

A copy of the press release announcing Dr. Kontny’s departure is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2012	PATHEON INC.

	By:	/s/ James C. Mullen
James C. Mullen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated August 13, 2012